UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 17, 2005

                              -------------------

                             Network Appliance, Inc.
             (Exact name of Registrant as specified in its charter)

            Delaware                  0-27130             77-0307520
 (State or other jurisdiction of    (Commission        (I.R.S. Employer
 incorporation or organization)    File Number)     Identification Number)

                               495 East Java Drive
                               Sunnyvale, CA 94089
               (Address of principal executive offices) (Zip Code)

                                 (408) 822-6000
              (Registrant's telephone number, including area code)


                                       NA
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.

      On August 17, 2005, Network Appliance, Inc. issued a press release announcing its earnings for the first quarter of its fiscal year 2006. The press release is attached as an exhibit to this Form 8-K, and the information set forth therein is hereby incorporated by reference into this Item 2.02.

Item 9.01(c).

      Network Appliance, Inc.'s August 17, 2005 press release is hereby furnished as Exhibit 99.1 to this Form 8-K in connection with the disclosures under Item 2.02 of this Form 8-K.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


August 17, 2005               By:  /s/    Steven Gomo
                              -------------------------------
                                          Steven J. Gomo
                                     Chief Financial Officer

                                Index to Exhibits

Exhibit     Description
---------   -----------
  99.1     Press release of Network Appliance, Inc. issued on August 17, 2005.